Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of June 25, 2025, by and between CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned (the “Investor”), and amends that certain Securities Purchase Agreement, dated as of April 21, 2025 (the “Securities Purchase Agreement”), by and among the Company and the investors listed on the signature pages thereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, the Company and the Investor desire to amend certain provisions of the Securities Purchase Agreement pursuant to Section 9(e) thereof.

WHEREAS, pursuant to (i) Section 9(e) of the Securities Purchase Agreement, the Required Holders may amend the terms of the Securities Purchase Agreement, which amendment shall be binding on all Buyers and holders of Securities and (ii) Section 10 of the Registration Rights Agreement, the Registration Rights Agreement may be amended with the prior written consent of the Company and the Required Holders, which amendment shall be binding on all Investors (as defined in the Registration Rights Agreement).

WHEREAS, concurrently herewith, the Company has also requested that each other Required Holder and each other New Buyer (as defined below), as applicable, if any, (each, an “Other Investor”, and collectively, the “Other Investors”) enter into amendments in form and substance (other than reimbursement of legal expenses in connection herewith) identical to this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereto agree as follows:

ARTICLE I

amendments

SECTION 1.1.  Amendments. As of the Effective Time (as defined below):

(a) The Schedule of Buyers to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Schedule I (the “Amended and Restated Schedule of Buyers”) attached hereto.

(b) The definition of “Transaction Documents” in the Securities Purchase Agreement is hereby amended to include the Amendments and the Joinders (as defined below).

ARTICLE II

NEW BUYERS AND JOINDER

SECTION 2.1.  New Buyers; Joinder. As of the Effective Time, certain investors desire to become “Buyers” under the Securities Purchase Agreement (any such investor individually, a “New Buyer”, and such investors collectively, the “New Buyers”) with all of the rights and obligations of a Buyer under the Securities Purchase Agreement and the other Transaction Documents by executing and delivering to the Company one or more joinders substantially in the form attached hereto as Exhibit A (the “Joinder”) and a signature page to the Securities Purchase Agreement and the Registration Rights Agreement, respectively. Effective as of the Effective Time, the Investor hereby consents to the amendment to the Securities Purchase Agreement and the Registration Rights Agreement to attach the signature page of each New Buyer thereto, respectively.

ARTICLE III

MISCELLANEOUS

SECTION 3.1.  Acknowledgement; Ratification of Obligations. The Company and the Investor hereby confirm and agree that, except as set forth in Article I above, (i) the Securities Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

SECTION 3.2.  Fees. [Within one (1) Business Day of the date of this Amendment, the [***] shall reimburse Kelley Drye & Warren, LLP (counsel to [***]) in an aggregate non-accountable amount of $15,000 (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Amendment.]1 Each party to this Amendment shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees and Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

[1]	Insert in [***] Amendment.

SECTION 3.3.  Disclosure of Transactions and Other Material Information. Before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Amendment, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment in the form required by the Exchange Act and attaching the form of the Amendments as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise.

SECTION 3.4.  Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document or Other Amendment. Nothing contained herein or in any Other Amendment or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 3.5.  Effectiveness. Article I of this Amendment shall become effective upon the later of (x) the due execution and delivery by each New Buyer and the Company of such applicable Joinder of such New Buyer, as applicable and (y) the execution and delivery by each Other Investor of the Other Amendment of such Other Investor (the “Effective Time”).

SECTION 3.6.  References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Securities Purchase Agreement and the other Transaction Documents shall refer to the Securities Purchase Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Securities Purchase Agreement (as amended hereby) and references in the Securities Purchase Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to June 25, 2025.

SECTION 3.7.  Miscellaneous. Section 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

CERo THERAPEUTICS HOLDINGS, INC.

By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:

[____]

By:
Name:
Title:

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF BUYERS

[***]

EXHIBIT A

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) dated as of June [__], 2025 (the “Effective Date”), between CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) and [________], a ___________ (the “New Buyer”).

1. Reference is made to (x) that certain Securities Purchase Agreement, dated as of April 21, 2025 (the “Securities Purchase Agreement”), by and among the Company and the investors listed on the signature pages thereto and (y) Amendment No. 1 to the Securities Purchase Agreement, dated June 25, 2025 (the “Amendment No. 1”, and the Securities Purchase Agreement, as amended, the “Amended Securities Purchase Agreement”).

2. The Company hereby agrees that, effective upon the Effective Date (as defined in Amendment No. 1), the New Buyer (i) shall be deemed a “Buyer” under the Amended Securities Purchase Agreement, as such term is defined therein, (ii) shall be deemed an “Buyer” under the Registration Rights Agreement (as defined in the Amended Securities Purchase Agreement), (iii) shall be deemed a “Holder” under the terms of the Irrevocable Transfer Agent Instructions, (iv) shall be entitled to all of the applicable rights and bound by all of the applicable obligations of each of the Transaction Documents (as defined in the Amended Securities Purchase Agreement), (v) represents and warrants that the representations and warranties of the Company contained in the Amended Securities Purchase Agreement are true and correct as if made by the Company to the New Buyer on the date hereof and (vi) authorizes any officer or other authorized representative of the Company to attach the signature pages to the Amended Securities Purchase Agreement and the Registration Rights Agreement attached hereto as Exhibit A and Exhibit B, respectively, to the Amended Securities Purchase Agreement and the Registration Rights Agreement and, in accordance with Section 1.1(a) of Amendment No. 1, to include the New Buyer to the Schedule of Buyers under the Amended Securities Purchase Agreement.

3. The New Buyer (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Amended Securities Purchase Agreement and the Registration Rights Agreement are required to be performed by it as a Buyer and, as of the Effective Date, the terms of the Amended Securities Purchase Agreement and the Registration Rights Agreement shall be the binding obligations of the New Buyer, and (ii) represents and warrants that the representations and warranties of the Buyer contained in the Amended Securities Purchase Agreement are true and correct as if made by the New Buyer on the date hereof.

4. Each of the parties hereto represent and warrant that it is duly authorized to enter into this Joinder.

5. Section 9 of the Amended Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CERo THERAPEUTICS HOLDINGS, INC.

By:
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NEW BUYER]

By:
Name:
Title:

EXHIBIT A

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[NEW BUYER]

By:
Name:
Title:

EXHIBIT B

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

[NEW BUYER]

By:
Name:
Title:

11